UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2013
Linear Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 432-1900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 23, 2013, Linear Technology Corporation, a Delaware corporation (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) by and between the Company and Wells Fargo Bank, National Association (the “Bank”).

The Credit Agreement provides for a $100.0 million unsecured revolving line of credit, under which the Company may borrow, repay and reborrow loans from time to time prior to its scheduled maturity date of October 23, 2015 (the “Maturity Date”). Proceeds of loans made under the Credit Agreement may be used for working capital and other general corporate purposes of the Company and its subsidiaries. The Company may prepay the loans under the Credit Agreement in whole or in part at any time without premium or penalty, subject to customary breakage costs.

The loans bear interest at LIBOR plus 1.0%. Principal, together with all accrued and unpaid interest, is due and payable on the Maturity Date.

The Company is required to maintain with the Bank average account balances, calculated on a quarterly basis, of not less than $30.0 million. The Company must also maintain EBITDA of not less than $75.0 million, measured quarterly, and, in order to take certain actions such as payments of dividends, a balance of $500 million of cash and cash equivalents on a worldwide consolidated basis. The Credit Agreement contains customary affirmative and negative covenants, as well as customary events of default.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement and the Revolving Line of Credit Note, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated herein by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits.
Exhibit No.        Description

10.1	Credit Agreement, dated as of October 23, 2013, by and between Linear Technology Corporation and Wells Fargo Bank, National Association

10.2	Revolving Line of Credit Note, dated as of October 23, 2013, issued by Linear Technology Corporation to Wells Fargo Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION

By:	/s/ Paul Coghlan
Name: Paul Coghlan Title: Vice President of Finance and Chief Financial Officer

Date: October 23, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of October 23, 2013, by and between Linear Technology Corporation and Wells Fargo Bank, National Association
10.2	Revolving Line of Credit Note, dated as of October 23, 2013, issued by Linear Technology Corporation to Wells Fargo Bank, National Association